UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21465
ING Clarion Global Real Estate Income Fund
(Exact name of registrant as specified in charter)
201 King of Prussia Road
Radnor, PA 19087
(Address of principal executive offices) (Zip code)
T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Global Real Estate Income Fund
201 King of Prussia Road
Radnor, PA 19087
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-888-711-4272
Date of fiscal year end: December 31
Date of reporting period: June 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.
The Trust’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Semi-Annual Report

June 30, 2008

ING Clarion Global Real Estate Income Fund

ING REAL ESTATE

On August 5, 2008, ING Clarion Global Real Estate Income Fund (“the Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (“SEC”) and with approval of its Board of Trustees, has adopted a managed distribution policy under which the Fund intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. Currently, the fixed amount per common share is $0.115 monthly. The Board of Trustees views their approval of this policy as a potential means of further supporting the market price of the Fund through the payment of a steady and predictable level of cash distributions to shareholders.

Shareholders should note that the Fund’s total regular distribution amount is subject to change as a result of many factors. The Fund is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment or distribution objectives thereby jeopardizing the continuance of the existing distribution level. Please refer to the prospectus for a fuller description of the Fund’s risks. The Board of Trustees may amend or terminate the managed distribution policy without prior notice to Fund shareholders.

The Fund’s distribution policy will be established and amended by the Board of Trustees at regular intervals with consideration of the level of investment income and realized gains. The Board of Trustees strives to establish a level regular distribution that will meet the Fund’s requirement to pay out all income and realized gains with a minimum of special distributions. The Fund’s total return in relation to changes in Net Asset Value is presented in the financial highlights table. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s managed distribution policy.

ING Clarion Global Real Estate Income Fund
Letter to Shareholders ï

Dear Shareholder:

We are pleased to deliver the 2008 semi-annual report for the ING Clarion Global Real Estate Income Fund (the “Fund”).

Performance Review

Global real estate stocks continued their sell-off which began last year, falling in four of the first six months of 2008 including an –11.7% decline in June. The ING Clarion Global Real Estate Income Fund (”Fund”) was down for the same period. The Net Asset Value (”NAV”) return for the first half of 2008 was –16.2%, driven largely by a –14.4% decline in June. The Fund’s market return (i.e., share price appreciation plus dividends received) was actually up +0.5% for the same period because the fund’s share price rose from a 17% discount to NAV at the end of last year to a 3% premium to NAV at June 30th. The closing price of the Fund on June 30th was $13.27 per share versus an NAV per share of $12.93. During the first six months of 2008 the S&P/Citigroup World Property Index (S&PWPI)(1) declined –14.2% and the Morgan Stanley REIT Preferred Index (MSRPI)(2) rose 6.2%. A blended benchmark of 80% S&PWPI and 20% MSRPI fell –10.3% in the first six months of 2008. The average return on our portfolio’s gross investments was –10.2% which was very slightly better than the –10.3% return of the blended benchmark. Our common stock positions, which comprised about 87% of the portfolio thus far in 2008, fell an average of –11.6% which was considerably better than the –14.2% return on the S&PWPI. The average 4.0% gain on our preferred stock positions, however, trailed the MSRPI return for the first half. The difference between the Fund’s gross portfolio return of –10.2% and the –16.2% NAV return is due entirely to leverage. Despite our reduction of the Fund’s gross leverage by $200 million during the second quarter (as described below), the remaining leverage was still sufficient to magnify the effects of price declines on the NAV per share of the Fund.

Turnover in the Fund was relatively limited in the first six months, but we did realize some substantial net gains in the course of repositioning the portfolio during some of the market volatility and as we eliminated positions in companies with weak balance sheets or material risk of negative news.

The Fund paid total dividends of $0.69 per share for the first 6 months of 2008 consisting of six regular monthly dividends of $0.115 per share. The annualized dividend of $1.38 per share represents a 10.4% yield on share price and a 10.7% yield on NAV. The board has continued to review the sustainability of our regular monthly dividend in light of the substantial dividends that have been paid out over the last two years and the difficult market environment. Based on income and realized gains to date, the board has thus far seen fit to maintain the monthly dividend at the same level rate. In July, we were notified by the SEC that we received approval of our long-pending application for exemptive relief to allow us to implement a managed dividend policy. This will allow the board more flexibility when establishing dividend policy and provides the ability to spread realized gains over more than one annual distribution.

Portfolio Review

The Fund’s investments remain well-diversified by property type and geography as shown in the pie charts below. After some fairly significant changes last year, the geographic mix of the portfolio has been fairly stable during the past 12 months. At June 30th, the Fund’s portfolio was 45% in the North America, 25% in Europe, 17% in Asia-Pacific, with 13% in preferred stock of real estate companies. Retail is the largest property type represented in the portfolio at 29%. Retail properties have historically shown more stable cash flows during economic slow-downs than other commercial property types.

In April, the Fund completed a partial retirement of $200 million (or 22%) of the outstanding preferred stock. At the end of the second quarter the Fund’s total leverage stood at 35% consisting entirely of $710 million of remaining adjustable rate preferred stock. We have a swap agreement in place which has fixed the interest rate at 4.3% on $200 million (28% of the leverage), for the remaining term on the swap until July of 2009. We continue to explore possible alternatives for refinancing more or all of the adjustable rate preferred stock but have thus far been unable to find a viable solution in this difficult credit market environment. We are pursuing solutions that provide liquidity for the preferred shareholders on terms that are advantageous to the Fund’s continuing stakeholders.

(1)	The S&P/Citigroup World Property Index is an unmanaged market-weighted total return index which consists of over 350 real estate companies from 18 developed markets with a free float total market capitalization of at least U.S. $100 million that derive more than 60% of their revenue from real estate development, management, rental and/or direct investment in physical property.

(2)	The Morgan Stanley REIT Preferred Index is a preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITS.

Semi-Annual Report ï June 30, 2008 ï 1

ING Clarion Global Real Estate Income Fund ï Letter to Shareholders continued

Market Commentary

Real estate stocks experienced one of their worst months in history falling almost 12% in June. It was a difficult month for stocks in general as the broader world equity markets declined 8%. Equity markets, including property companies, were hard hit as investors have become increasingly nervous about the economy and inflation. For the quarter, property companies had a negative total return of nearly 9% as positive total returns generated early in the quarter in many countries were more than offset by retreating equity markets late in the quarter. North American property companies have been the best performers for the quarter and year-to-date. Property stocks in the Asia-Pacific region have been the worst performers year-to-date, though their declines in the second quarter were less than the property stocks of Europe. European property companies were hard hit during the quarter, particularly in the U.K. where investors remain wary of the eventual impact of slowing economic growth on commercial property demand, particularly in the London office market.

As was true six months ago, we are cautiously optimistic about the return potential for listed securities. The disappointing performance of property stock prices of late appears to be driven by “macro” sentiment rather than by fundamental conditions in the property markets or a deterioration in observable conditions at property companies. Some things remain the same: (1) economic conditions will be a paramount driver of property stock results, and (2) property companies are holding up pretty well and have “staying power.” What has changed is: (1) the market is more concerned about inflation now, and (2) property stock values have become more compelling following further declines in the first half of 2008.

Volatility is up — not good, but a reality. Real estate stocks have shown a disquieting increase in volatility during the last two years along with the broader equity markets. Once known for more stability, stemming in part from their higher dividend yields, property stock prices have experienced increasing volatility tied to the broader stock market. Though underlying earnings remain fairly predictable and transparent, the pricing filter through which they are priced has become less predictable in these unsettled times. Other factors contributing to increased volatility include the increased availability of derivatives (e.g., index options and futures) and ETFs (Exchange Traded Funds) based on or including property stocks. Use of these instruments has increased the trading volumes in real estate stocks by investors with shorter-term investment horizons.

Inflation concerns are rising ...what does it mean? Driven by escalating commodity prices and wage inflation in developing countries that are being exported in part through higher levels of global trade, inflation is increasing. History suggests real estate and REITs can be a good long-term inflation hedge. Real estate securities have delivered total returns through time which have outpaced inflation, providing attractive real returns. In environments of relative equilibrium between real estate supply and demand, rents generally move up in periods of inflation. This is especially true when leases include automatic escalations tied to inflation. Since REITs are required to distribute a high percentage of income and dividends, increased rents should translate to increased dividends. Rising cash flows and dividends have historically helped offset the pressure on valuations due to higher interest rates which often accompany inflation.

Fundamentals and the economy will determine whether this time follows past form. Inflation cycles in the last 20 years have generally been characterized by accelerating economic activity. A strengthening economy often leads to improved real estate demand and rising real estate cash flows. If, as the result of weakening market conditions, cash flow growth becomes flat, then REITs may lose some of their traditional “inflation-fighting” power. Economic activity is a proxy for real estate demand. The other side of the equation is real estate supply (i.e. construction). The following chart shows new construction as a percentage of existing stock and prevailing vacancy rates for office properties in major metropolitan markets. New construction is at manageable levels, having trended down over the last two years in many markets. Vacancies are near long-term averages and suggest that new supply should not adversely impact conditions in these markets.

(3)	Percentages presented are based on managed fund assets and are subject to change.

2 ï Semi-Annual Report ï June 30, 2008

ING Clarion Global Real Estate Income Fund ï Letter to Shareholders continued

	Net Additions
	as % of stock	Vacancy Rates
	2008	2008	Long Term Average

Asia: Office
Singapore (Raffles)	0.0%	0.9%	10.0%
Hong Kong (Central)(1)	-0.2%	1.7%	8.7%
Tokyo (CBD +3)	3.9%	2.6%	3.6%

U.S.: Office
Boston (Downtown)	1.5%	6.1%	7.4%
Manhattan (Midtown)	1.2%	6.3%	5.4%
Chicago (Downtown)	1.2%	12.6%	12.2%
Los Angeles	1.2%	11.8%	13.7%

Europe: Office
Frankfurt (City)	0.2%	14.4%	11.6%
London (Central)	2.8%	9.4%	8.3%
Paris (Central)	1.9%	5.7%	4.8%
Brussels (City)	2.1%	9.7%	8.6%
Madrid (City)	4.0%	6.0%	5.4%

Source: PMA, JLL & TWR, 1Q2008
Long term average: PMA & JLL 1998-2007 simple average, TWR 1997-2007 simple average

Earnings growth remains positive even when stress-tested. Earnings growth for property companies looking out into 2008 and 2009 is clearly decelerating. With expectations of an economic recession, we conducted a stress test of our earnings models to assess what earnings might look like should an extended economic downturn occur. We reduced occupancy, rent, and margin assumptions, as well as external growth assumptions (acquisitions and development) consistent with an extremely negative economic outlook. Our conclusion is that despite a substantial reduction in expectations which would lead to a significant slowing in the growth of cash flow per share over the next two years, earnings growth would remain positive for 2008 and about flat in 2009. More specifically, our aggregate growth in cash flow per share under this stress test scenario goes from the 5% range in 2008 and 2009 under our current expected case scenario to the 3% to 5% range in 2008 and approximately flat in 2009. Even with severely conservative underwriting, we estimate that property companies would still generate stable earnings growth through a protracted economic downturn given the protection provided by long-term leases with credit tenants.

Debt market turmoil and fears of an economic recession have weighed on the markets, and the resultant withdrawal of liquidity and de-leveraging across many asset classes has added to the lack of confidence. A mild recession appears to have been largely priced into the shares of real estate stocks and we believe the market is implying real estate value declines (i.e., cap rate increases) that are well beyond current private market asset values. Real estate stocks look attractive at current levels. Dividend yields on real estate stocks, which are well-covered, are once again at attractive premiums when compared to long-term government bond yields. Price-to-earnings multiples have returned to levels near their long-term average.

A time for quality. Against a somewhat uncertain backdrop of economic conditions in these more volatile markets, we have focused the portfolio on high-quality names. Our stock selection has emphasized earnings quality and visibility, balance sheet strength, and quality of management. This focus has contributed significantly to our outperformance in the first half of the year. We have sought companies with lower leverage and manageable near-term maturities to decrease the risk of forced re-financings at disadvantageous pricing. We have tried to emphasize companies with earnings from high- quality properties and less from development gains or incentive fees tied to funds management. Finally, we have favored investments in companies managed by teams that have a proven track record of value creation and disciplined investing. These challenging times favor those with an experienced hand and a discerning eye. We believe well-capitalized, well-managed companies should deliver superior performance in volatile markets.

In short, we have positioned the portfolio toward well-managed companies, defensive property types and conservative balance sheets while avoiding companies with above-average leverage or any prospective refinancing concerns. Though it remains difficult to call for a sustainable rally until this “crisis of confidence” passes, it seems possible that the prevailing prices for real estate company stocks may not sufficiently reflect the property quality, strong balance sheets, and stable, growing dividends that characterize the companies held in the portfolio.

(1)	Net additions are negative for 2008, -4,879 Sqm

Semi-Annual Report ï June 30, 2008 ï 3

ING Clarion Global Real Estate Income Fund ï Letter to Shareholders continued

We remain cautiously optimistic about the total return potential of an actively managed portfolio of real estate stocks. We acknowledge that the sector may continue to experience higher-than-average volatility until investors overcome the near-term wall of worry about higher interest rates. We believe the Fund remains well positioned to meet its primary objective of delivering a high level of stable monthly income as well as its secondary objective of capital appreciation.

We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson
Chief Investment Officer
Steven D. Burton
Co-Portfolio Manager

The views expressed represent the opinion of ING Clarion Real Estate Securities and are subject to change and are not intended as a forecast or guarantee of future results. This material is for informational purposes only, does not constitute investment advice, and is not intended as an endorsement of any specific investment. Information and opinions are derived from proprietary and non-proprietary sources.

4 ï Semi-Annual Report ï June 30, 2008

ING Clarion Global Real Estate Income Fund
Portfolio of Investments ï June 30, 2008 (unaudited)

		U.S. $
Shares		Value

	Long-Term Investments – 149.3%
	Common Stock – 127.8%
	Real Estate Investment Trusts (“REIT”) – 127.8%
	Australia – 11.5%
29,967,000	Dexus Property Group	$39,685,792
11,059,530	Goodman Group	32,795,016
14,384,178	Macquarie CountryWide Trust	12,423,394
4,422,427	Westfield Group	69,092,000

		153,996,202

	Brazil – 0.8%
1,132,100	BR Malls Participacoes SA (a)	10,819,189

	Canada – 13.1%
1,545,000	Boardwalk Real Estate Investment Trust	58,096,447
200,100	Calloway Real Estate Investment Trust	3,865,714
264,600	Calloway Real Estate Investment Trust (b)	5,111,784
500,000	Crombie Real Estate Investment Trust (b)	5,889,311
884,800	H&R Real Estate Investment Trust	15,697,994
2,282,900	InnVest Real Estate Investment Trust	21,601,538
440,000	InnVest Real Estate Investment Trust (b)	4,163,422
700,000	Primaris Retail Real Estate Investment Trust (b)	12,633,187
2,447,000	RioCan Real Estate Investment Trust	47,900,468

		174,959,865

	Finland – 1.9%
2,528,457	Citycon Oyj	12,787,710
1,470,267	Sponda Oyj	12,810,130

		25,597,840

	France – 10.7%
67,640	Mercialys SA	2,977,571
403,500	Societe de la Tour Eiffel	47,680,081
398,078	Unibail-Rodamco	92,147,017

		142,804,669

	Hong Kong – 7.9%
20,000,000	Agile Property Holdings Ltd.	17,441,600
14,611,500	China Overseas Land & Investment Ltd.	23,086,224
8,133,000	Hang Lung Properties Ltd.	26,075,832
3,062,900	Hongkong Land Holdings Ltd.	12,986,696
1,750,000	Sun Hung Kai Properties Ltd.	23,744,942
1,153,000	The Link REIT	2,626,151

		105,961,445

	Japan – 5.3%
2,388	Japan Retail Fund Investment Corp.	13,786,670
1,105,000	Mitsubishi Estate Co., Ltd.	25,330,409
968,000	Mitsui Fudosan Co., Ltd.	20,728,834
934	Nippon Building Fund, Inc.	11,013,631

		70,859,544

	Netherlands – 13.9%
116,780	Corio NV	9,131,559
357,401	Eurocommercial Properties NV	17,045,132
1,136,730	Nieuwe Steen Investments NV	29,551,086
393,161	VastNed Retail NV	31,591,685
934,400	Wereldhave NV	98,563,382

		185,882,844

	New Zealand – 0.6%
9,050,000	Goodman Property Trust	8,334,424

	Singapore – 0.1%
500,000	Capitaland Ltd.	2,097,670

	United Kingdom – 9.9%
1,367,200	British Land Co. Plc	19,277,799
945,400	Great Portland Estates Plc	6,364,129
1,209,242	Hammerson Plc	21,478,650
1,902,400	Land Securities Group Plc	46,644,247
603,400	Liberty International Plc	10,351,377
3,621,876	Segro Plc	28,363,764

		132,479,966

	United States – 52.1%
115,300	Acadia Realty Trust	2,669,195
197,300	AMB Property Corp.	9,939,974
1,024,706	American Campus Communities, Inc.	28,527,806
285,800	BioMed Realty Trust, Inc.	7,010,674
393,200	Boston Properties, Inc.	35,474,504
1,215,230	Brandywine Realty Trust	19,152,025
848,300	Camden Property Trust	37,545,758
1,231,800	Cedar Shopping Centers, Inc.	14,436,696
219,900	Douglas Emmet, Inc.	4,831,203
1,208,500	Extra Space Storage, Inc.	18,562,560
294,000	Federal Realty Investment Trust	20,286,000
1,211,100	First Industrial Realty Trust, Inc.	33,268,917
407,700	General Growth Properties, Inc.	14,281,731
675,000	Gramercy Capital Corp.	7,823,250
941,484	HRPT Properties Trust	6,373,847
856,200	Health Care REIT, Inc.	38,100,900
371,000	Hersha Hospitality Trust	2,801,050
475,000	Highwoods Properties, Inc.	14,924,500
755,400	iStar Financial, Inc.	9,978,834
1,260,990	Liberty Property Trust	41,801,819
637,700	Mid-America Apartment Communities, Inc.	32,548,208
570,700	National Retail Properties, Inc.	11,927,630
2,084,400	Nationwide Health Properties, Inc.	65,637,756
1,994,070	OMEGA Healthcare Investors, Inc.	33,201,265
994,000	Pennsylvania Real Estate Investment Trust	23,001,160
200,000	Ramco-Gershenson Properties Trust	4,108,000
498,800	Regency Centers Corp.	29,489,056
530,735	SL Green Realty Corp.	43,902,399
171,100	Sovran Self Storage, Inc.	7,110,916
770,000	Strategic Hotels & Resorts, Inc.	7,214,900
751,900	The Macerich Co.	46,715,547

See notes to financial statements.

Semi-Annual Report ï June 30, 2008 ï 5

ING Clarion Global Real Estate Income Fund ï Portfolio of Investments continued

		U.S. $
Shares		Value

	Long-Term Investments (continued)
	Common Stock (continued)
	United States (continued)
200,000	U-Store-It Trust	$2,390,000
712,120	Verde Realty (a)(c)	23,499,960

		698,538,040

	Total Common Stock (cost $1,512,313,715)	1,712,331,698

	Preferred Stock – 19.5%
	Real Estate Investment Trusts (“REIT”) – 19.5%
	United States – 19.5%
450,000	Alexandria Real Estate Equities, Inc., Series C	11,070,000
80,500	Apartment Investment & Management Co., Series U	1,871,625
400,000	Apartment Investment & Management Co., Series V	9,120,000
400,000	Apartment Investment & Management Co., Series Y	9,032,000
174,000	Associated Estates Realty Corp.	4,036,800
400,000	BioMed Realty Trust, Inc., Series A	8,000,000
207,700	Cedar Shopping Centers, Inc.	5,067,880
125,000	Digital Realty Trust, Inc., Series B	2,633,750
200,800	Duke Realty Corp., Series M	4,020,016
121,700	Eagle Hospitality Properties Trust	1,175,172
400,000	Entertainment Properties Trust, Series D	7,724,000
430,700	Glimcher Realty Trust, Series G	7,085,015
520,000	Health Care REIT, Inc., Series F	12,168,000
905,600	Host Hotels & Resorts, Inc., Series E	22,640,000
210,000	Innkeepers USA Trust, Series C	2,593,500
765,000	iStar Financial, Inc., Series I	12,278,250
200,000	LaSalle Hotel Properties, Series D	3,918,000
523,200	LaSalle Hotel Properties, Series E	10,934,880
520,000	LaSalle Hotel Properties, Series G	9,588,800
1,000,000	LTC Properties, Inc., Series F	23,070,000
200,000	Mid-America Apartment Communities, Inc., Series H	4,778,000
237,100	National Retail Properties, Inc., Series C	5,251,765
120,000	OMEGA Healthcare Investors, Inc., Series D	2,880,000
320,000	PS Business Parks, Inc., Series O	6,556,800
320,000	Public Storage, Series K	7,059,200
360,000	Public Storage, Series M	7,153,200
192,500	SL Green Realty Corp., Series C	4,293,712
200,000	SL Green Realty Corp., Series D	4,600,000
275,000	Strategic Hotels & Resorts, Inc. (b)	4,975,795
400,000	Strategic Hotels & Resorts, Inc., Series B	7,200,000
363,600	Strategic Hotels & Resorts, Inc., Series C	6,981,120
368,000	Sunstone Hotel Investors, Inc., Series A	6,808,000
342,600	Taubman Centers, Inc., Series G	8,016,840
573,500	Taubman Centers, Inc., Series H	13,184,765
337,500	W2007 Grace Acquisition I, Inc., Series C	3,332,813

	Total Preferred Stock (cost $316,331,496)	261,099,698

	Investment Companies – 1.7%
	United Kingdom – 1.7%
15,495,600	ING UK Real Estate Income Trust Ltd. +	14,648,311
547,200	ProLogis European Properties	7,819,618

	Total Investment Companies (cost $37,560,969)	22,467,929

	Purchased Options (a) – 0.3%
	Brazil – 0.2%
438,400	Brascan Residential Properties SA expiring 10/22/08 @ $0	2,398,038

	India – 0.1%
518,800	Unitech Ltd. expiring 5/29/13 @ $0	2,066,759

	Total Purchased Options (cost $6,482,722)	4,464,797

	Warrants (a) – 0.0%
	Hong Kong – 0.0%
1,217,625	China Overseas Land & Investment Ltd. expiring 8/27/08 @ $0 (cost $0)	171,773

	Total Long-Term Investments – 149.3%
	(cost $1,872,688,902)	2,000,535,895

	Short-Term Investments – 0.4%
	Money Market Fund- 0.4%
5,171,343	The Bank of New York Cash Reserve Fund (cost $5,171,343)	5,171,343

	Total Investments – 149.7%
	(cost $1,877,860,245)	2,005,707,238
	Other Assets less Liabilities – 3.3%	46,643,063
	Preferred shares, at redemption value – (53.0)%	(710,000,000)

	Net Assets Applicable to Common Shares – 100% (d)	$1,342,350,301

(a)	Non-income producing security.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the securities amounted to $32,773,499 or 2.4% of net assets.

(c)	Fair valued pursuant to guidelines approved by the board.

(d)	Portfolio percentages are calculated based on Net Assets Applicable to Common Shares.

+	Investments in companies considered to be an affiliate of the Trust (such companies are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

Affiliate	Gross Additions	Gross Reductions	Dividend Income

ING UK Real Estate Income Trust Ltd.	$—	$—	$945,329

See notes to financial statements.

6 ï Semi-Annual Report ï June 30, 2008

ING Clarion Global Real Estate Income Fund ï Portfolio of Investments concluded

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolio’s assets carried at fair value:

	Investments	Other Financial
Valuation inputs	in Securities	Instruments*

Level 1 – Quoted Prices	$1,721,107,580	$—

Level 2 – Other Significant Observable Inputs	261,099,698	(3,128,011)

Level 3 – Significant Unobservable Inputs	23,499,960	—

Total	$2,005,707,238	$(3,128,011)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments
in Securities

Balance as of 12/31/07	$23,499,960

Realized gain (loss)	—

Change in unrealized appreciation (depreciation)	—

Net purchases (sales)	—

Transfers in and/or out of Level 3	—

Balance as of 6/30/08	$23,499,960

See notes to financial statements.

Semi-Annual Report ï June 30, 2008 ï 7

ING Clarion Global Real Estate Income Fund
Statement of Assets and Liabilities ï June 30, 2008 (unaudited)

Assets
Investments, at value (cost $1,850,354,099)	$1,991,058,927
Investment in affiliate (cost $27,506,146)	14,648,311
Cash (including foreign currency of $3,208,565 with a cost of $3,211,526)	2,693,737
Receivable for investment securities sold	32,150,720
Dividends and interest receivable	13,046,885
Capital shares receivable	2,374,452
Dividend withholding reclaims receivable	1,535,015
Unrealized appreciation on spot contracts	18,702
Other assets	115,084

Total Assets	2,057,641,833

Liabilities
Unrealized depreciation on swap contracts	3,128,011
Management fee payable	1,075,655
Dividends payable – preferred shares	587,582
Unrealized depreciation on spot contracts	14,257
Accrued expenses and other liabilities	486,027

Total Liabilities	5,291,532

Preferred Shares, at redemption value
$0.001 par value per share; 28,400 Auction Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	710,000,000

Net Assets Applicable to Common Shares	$1,342,350,301

Composition of Net Assets Applicable to Common Shares
Common Shares, $0.001 par value per share; unlimited number of shares authorized, 103,835,158 shares issued and outstanding	$103,835
Additional paid-in capital	1,489,395,507
Distributions in excess of net investment income	(292,661,009)
Accumulated net realized gain on investments, swap contracts and foreign currency transactions	20,611,309
Net unrealized appreciation on investments, swap contracts and foreign currency denominated assets and liabilities	124,900,659

Net Assets Applicable to Common Shares	$1,342,350,301

Net Asset Value Applicable to Common Shares
(based on 103,835,158 common shares outstanding)	$12.93

See notes to financial statements.

8 ï Semi-Annual Report ï June 30, 2008

ING Clarion Global Real Estate Income Fund
Statement of Operations ï For the Six Months Ended June 30, 2008 (unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $1,559,982)	$84,566,886
Dividends from affiliate	945,329
Interest	29,414

Total Investment Income		$85,541,629

Expenses
Management fees	10,000,488
Auction agent fees — preferred shares	1,027,325
Administration fees	240,278
Printing and mailing fees	195,618
Custodian fees	186,199
Transfer agent fees	178,966
Insurance fees	87,683
Legal fees	62,958
Trustees’ fees and expenses	62,668
NYSE listing fee	45,084
Audit fees	28,358
Rating agency fees	5,868
Interest expense on line of credit	2,251
Miscellaneous expenses	6,538

Total Expenses		12,130,282
Management fee waived		(2,941,320)

Net Expenses		9,188,962

Net Investment Income		76,352,667

Net Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments		32,480,203
Swap contracts		(708,532)
Foreign currency transactions		(13,401)

Total Net Realized Gain		31,758,270

Net change in unrealized appreciation/depreciation on:
Investments		(353,113,773)
Swap contracts		(1,444,574)
Foreign currency denominated assets and liabilities		73,876

Total Net Change in Unrealized Appreciation/Depreciation		(354,484,471)

Net Loss on Investments, Swap Contracts and Foreign Currency Transactions		(322,726,201)

Dividends and Distributions on Preferred Shares from
Net investment income		(16,039,351)

Net Decrease in Net Assets Applicable to Common Shares Resulting from Operations		$(262,412,885)

See notes to financial statements.

Semi-Annual Report ï June 30, 2008 ï 9

ING Clarion Global Real Estate Income Fund
Statements of Changes in Net Assets Applicable to Common Shares ï

	For the Six
	Months Ended	For the
	June 30, 2008	Year Ended
	(unaudited)	December 31, 2007

Change in Net Assets Applicable to Common Shares Resulting from Operations
Net investment income	$76,352,667	$119,609,232
Net realized gain on investments, swap contracts and foreign currency transactions	31,758,270	195,207,036
Net change in unrealized appreciation/depreciation on investments, swap contracts and foreign currency denominated assets and liabilities	(354,484,471)	(612,235,588)
Dividends and distributions on Preferred Shares from net investment income	(16,039,351)	(49,028,024)

Net decrease in net assets applicable to Common Shares resulting from operations	(262,412,885)	(346,447,344)

Dividends and Distributions on Common Shares*
Distribution of net investment income	(71,333,687)	(185,813,601)
Distribution of capital gains	—	(144,793,322)

Total dividends and distributions on Common Shares	(71,333,687)	(330,606,923)

Capital Share Transactions
Reinvestment of dividends	16,856,928	2,521,957
Offering expenses in connection with the issuance of Preferred Shares	—	(2,282,400)

Net increase from capital share transactions	16,856,928	239,557

Net Decrease in Net Assets	(316,889,644)	(676,814,710)

Net Assets Applicable to Common Shares
Beginning of period	1,659,239,945	2,336,054,655

End of period (net of distributions in excess of net investment income of $292,661,009 and $281,840,038, respectively)	$1,342,350,301	$1,659,239,945

*	The final determination of the source of the 2008 distributions for tax purposes will be made after the Fund’s fiscal year.

See notes to financial statements.

10 ï Semi-Annual Report ï June 30, 2008

ING Clarion Global Real Estate Income Fund
Statement of Cash Flows ï For the Six Months Ended June 30, 2008 (unaudited)

Cash Flows from Operating Activities:
Net decrease in net assets applicable to Common Shares resulting from operations	$(262,412,885)

Adjustments to Reconcile Net Decrease in Net Assets Applicable to Common Shares Resulting From Operations to Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation/depreciation on swap contracts	1,444,574
Net change in unrealized appreciation/depreciation on investments	353,113,773
Net realized gain on investments	(32,480,203)
Cost of long-term securities purchased	(24,858,493)
Proceeds from sale of long-term securities	229,440,132
Net sale of short-term securities	(5,171,343)
Increase in receivable for investment securities sold	(3,721,665)
Decrease in dividends receivable	6,421,371
Increase in capital shares receivable	(2,374,452)
Increase in dividend withholding reclaims receivable	(343,336)
Decrease in other assets	11,141
Increase in unrealized appreciation on spot contracts	(18,702)
Decrease in payable for investment securities purchased	(24,148,393)
Decrease in management fee payable	(308,305)
Increase in unrealized depreciation on spot contracts	14,257
Decrease in accrued expenses and other liabilities	(95,747)

Net Cash Provided by Operating and Investing Activities	234,511,724

Cash Flows From Financing Activities:
Reinvestment of dividends	16,856,928
Cash distributions paid on common shares	(71,333,687)
Cash received from the issuance of preferred shares	(200,000,000)
Decrease in dividends payable — preferred shares	(820,930)

Net Cash Used in Financing Activities	(255,297,689)

Net decrease in cash	(20,785,965)

Cash at Beginning of Period	23,479,702

Cash at End of Period	$2,693,737

See notes to financial statements.

Semi-Annual Report ï June 30, 2008 ï 11

ING Clarion Global Real Estate Income Fund
Financial Highlights ï

	For the					For the Period
	Six Months Ended		For the	For the	For the	February 18, 2004(1)
Per share operating performance for a Common Share	June 30, 2008		Year Ended	Year Ended	Year Ended	through
outstanding throughout the period	(unaudited)		December 31, 2007	December 31, 2006	December 31, 2005	December 31, 2004

Net asset value, beginning of period	$16.16		$22.78	$17.23	$17.46	$14.33	(2)

Income from investment operations
Net investment income(3)	0.74		1.17	0.98	1.09	0.84
Net realized and unrealized gain (loss) on investments, swap contracts and foreign currency transactions	(3.12)		(4.07)	8.19	0.46	3.12
Dividends and distributions on Preferred Shares from net investment income (common stock equivalent basis)	(0.16)		(0.48)	(0.35)	(0.23)	(0.08)

Total from investment operations	(2.54)		(3.38)	8.82	1.32	3.88

Dividends and distributions on Common Shares
Net investment income	(0.69)		(1.81)	(2.28)	(1.38)	(0.75)
Capital gains	—		(1.41)	(0.99)	(0.17)	—

Total dividends and distributions to Common Shareholders	(0.69)		(3.22)	(3.27)	(1.55)	(0.75)

Offering expenses in connection with the issuance of Preferred Shares	—		(0.02)	—	—	—

Net asset value, end of period	$12.93		$16.16	$22.78	$17.23	$17.46

Market value, end of period	$13.27		$13.83	$24.68	$16.30	$15.21

Total investment return(5)
Net asset value	(16.20)%		(15.82)%	53.42%	8.13%	28.20	%(4)
Market value	0.54%		(32.34)%	75.97%	18.32%	7.16	%(4)

Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$1,342,350		$1,659,240	$2,336,055	$1,74,935	$1,765,799
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	1.19	%(6)	1.38%	1.53%	1.34%	1.17	%(6)
Net expenses, before fee waiver+	1.57	%(6)	1.74%	1.89%	1.71%	1.53	%(6)
Net expenses, after the fee waiver excluding interest on line of credit+	1.19	%(6)	1.08%	1.06%	1.11%	1.07	%(6)
Net expenses, before fee waiver excluding interest on line of credit+	1.57	%(6)	1.44%	1.42%	1.48%	1.42	%(6)
Net investment income, after preferred share dividends	7.83	%(6)	3.17%	3.11%	5.11%	6.20	%(6)
Preferred share dividends	2.08	%(6)	2.20%	1.73%	1.39%	0.66	%(6)
Net investment income, before preferred share dividends+	9.91	%(6)	5.37%	4.84%	6.50%	6.86	%(6)
Ratios to average net assets applicable to Common & Preferred Shares of:
Net expenses, after fee waiver+	0.78	%(6)	0.95%	1.07%	0.91%	0.82	%(6)
Net expenses, before fee waiver+	1.03	%(6)	1.20%	1.32%	1.16%	1.07	%(6)
Net expenses, after fee waiver excluding interest on line of credit+	0.78	%(6)	0.74%	0.74%	0.75%	0.75	%(6)
Net expenses, before fee waiver excluding interest on line of credit+	1.03	%(6)	0.99%	0.99%	1.00%	1.00	%(6)
Net investment income, after preferred share dividends	5.13	%(6)	2.18%	2.18%	3.45%	4.35	%(6)
Preferred share dividends	1.36	%(6)	1.51%	1.21%	0.94%	0.46	%(6)
Net investment income, before preferred share dividends+	6.49	%(6)	3.69%	3.39%	4.39%	4.81	%(6)
Portfolio turnover rate	1.07%		6.10%	13.23%	21.79%	21.54%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	$710,000		$910,000	$710,000	$710,000	$710,000
Net asset coverage per share of preferred shares	$72,266		$70,584	$107,255	$86,368	$87,176

(1)	Commencement of operations.

(2)	Net asset value at February 18, 2004.

(3)	Based on average shares outstanding.

(4)	Total investment return on net asset value (“NAV”) is calculated assuming a purchase at the offering price of $15.00 (less $0.675 sales load) per share paid by the initial shareholder on the first day and a sale at NAV on the last day of the period reported. Total investment return based upon market value is calculated assuming a purchase of Common Shares at the then-current market price of $15.00 on February 25, 2004 (initial public offering).

(5)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. NAV total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

(6)	Annualized.

+	Does not reflect the effects of dividends to Preferred Shareholders.

See notes to financial statements.

12 ï Semi-Annual Report ï June 30, 2008

ING Clarion Global Real Estate Income Fund
Notes to Financial Statements ï June 30, 2008 (unaudited)

1.	Fund Organization
ING Clarion Global Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities, L.P. (the “Advisor”) is the Trust’s investment advisor. The Trust commenced operations on February 18, 2004.

2.	Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trust’s board of trustees (the “Board”) shall determine in good faith to reflect its fair market value. Readily marketable assets not traded on such a market are valued at the current bid prices provided by dealers or other sources approved by the Board, including pricing services when such prices are believed by the Board to reflect the fair market value of such assets. The prices provided by a pricing service take into account institutional size trading in similar groups of assets and any developments related to specific assets. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value. Other assets are valued at fair value by or pursuant to guidelines approved by the Board.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Exchange Currency Contracts – The Trust may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on it foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Semi-Annual Report ï June 30, 2008 ï 13

ING Clarion Global Real Estate Income Fund ï Notes to Financial Statements continued

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of June 30, 2008, the Trust did not hold any forward exchange currency contracts.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Trust may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust enters into interest rate swap agreements to manage its exposure to interest rate and credit risk. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the periodic reset date or termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Trust entered into interest rate swap agreements for the six months ended June 30, 2008. Details of the swap agreement outstanding as of June 30, 2008 was as follows:

			Notional
	FAS 157	Termination	Amount	Fixed	Floating	Unrealized
Counterparty	Level*	Date	(000)	Rate	Rate	Depreciation

Royal Bank of Canada	L2	7/01/2009	$200,000	4.32%	1 Month LIBOR	$(3,128,011)

*	FAS 157 level is not a part of regular reporting requirements for each security listed.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in September and December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

The current monthly rate is $0.115 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

3.	Concentration of Risk
Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

4.	Investment Management Agreement and Other Agreements
Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets (which includes the amount from the issuance of preferred shares) plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four

14 ï Semi-Annual Report ï June 30, 2008

ING Clarion Global Real Estate Income Fund ï Notes to Financial Statements continued

years (through February, 2013). During the six months ended June 30, 2008, the Trust incurred management fees of $7,059,168, which are net of $2,941,320 in management fees waived by the Advisor.

The Trust has multiple service agreements with The Bank of New York (“BNY”). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust’s assets. As administrator, BNY is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust. The Bank of New York is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

5.	Portfolio Securities
For the six months ended June 30, 2008, there were purchases and sales transactions (excluding short-term securities) of $24,858,494 and $229,440,132, respectively.

6.	Federal Income Taxes
The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period. As of and during the period ended June 30, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties. Each of the tax years in the three-year period ended December 31, 2007, remains subject to examination by the Internal Revenue Service. Management’s determination regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2007, the adjustments were to decrease accumulated net realized gain on investments and increase undistributed net investment income by $70,962,485 due to the difference in the treatment for book and tax purposes of certain investments. Results of operations and net assets were not affected by these reclassifications.

The final determination of the source of the 2008 distributions for tax purposes will be made after the end of the Trust’s fiscal year and will be reported to shareholders in February 2008 on Form 1099-DIV.

Information on the components of net assets as of June 30, 2008 is as follows:

Net
	Gross	Gross	Unrealized
Cost of	Unrealized	Unrealized	Appreciation
Investments	Appreciation	Depreciation	on Investments

$1,877,860,245	$345,727,950	$(217,880,957)	$127,846,993

For the year ended December 31, 2007, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $238,750,661 of ordinary income and $140,884,286 of long-term capital gain.

7.	Borrowings
The Trust leverages through the issuance of preferred shares, and/or borrowings in an aggregate amount of approximately 35% of the Trust’s capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

The Trust has access to a secured line of credit up to $300,000,000 from BNY for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 75 basis points. At June 30, 2008, there was no outstanding borrowing in connection with the Trust’s line of credit.

The average daily amount of borrowings during the six months ended June 30, 2008 was $162,607, with a related weighted average interest rate of 2.78%. The maximum amount outstanding for the six months ended June 30, 2008, was $4,133,000.

8.	Capital
During 2004, the Trust issued 101,000,000 shares of common stock at $15.00. In connection with the Trust’s DRIP plan, the Trust issued 1,158,380 and

Semi-Annual Report ï June 30, 2008 ï 15

ING Clarion Global Real Estate Income Fund ï Notes to Financial Statements continued

106,999 common shares for the period ended June 30, 2008 and in 2007, respectively. At June 30, 2008, the Trust had outstanding common shares of 103,835,158 with a par value of $0.001 per share. The Advisor owned 6,981 shares of the common shares outstanding.

On February 26, 2004, the Trust’s Board authorized the issuance of preferred shares, in addition to the existing common shares, as part of its leverage strategy. Preferred shares issued by the Trust have seniority over the common shares.

The Trust issued 4,000 shares of Preferred Shares Series T28A, 4,000 shares of Preferred Shares Series W28B, 4,000 shares of Preferred Shares Series T28C, 4,000 shares of Preferred Shares Series W28D, 6,200 shares of Preferred Shares Series T7 and 6,200 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accumulated and unpaid dividends. Dividends will be accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, will be paid annually. On January 17, 2007, the Trust issued 4,000 shares each of Preferred Shares Series TH and F, respectively, for approximately $197,700,000 (sales proceeds less sales load and offering costs). Consistent with the other preferred shares each share has a liquidation value of $25,000 per share plus accumulated and unpaid dividends and have seniority over common shares.

On March 10, 2008, the Trust redeemed 880 shares of Preferred Shares Series T28A, 880 shares of Preferred Shares Series W28B, 880 shares of Preferred Shares Series T28C, 880 shares of Preferred Shares Series W28D, 1,360 shares of Preferred Shares Series T7, 1,360 shares of Preferred Shares Series W7, 880 shares of Preferred Shares Series TH and 880 shares of Preferred Shares Series F.

For the six months ended June 30, 2008, the annualized dividend rates ranged from:

	High	Low	At June 30, 2008

Series T28A	5.76%	2.97%	3.10%
Series W28B	6.10	3.28	3.06
Series T28C	6.00	3.14	3.09
Series W28D	5.71	3.01	3.10
Series T7	6.10	2.89	3.36
Series W7	6.21	2.88	3.35
Series TH7	5.96	2.87	3.38
Series F7	5.55	2.87	3.09

The Trust is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Trust from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.

The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions and (c) change the nature of its business so as to cease to be an investment company.

9.	Indemnifications
The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

10.	Accounting Pronouncements
On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. As of June 30, 2008, the Trust does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements.

On March 19, 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosure about Derivatives Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

16 ï Semi-Annual Report ï June 30, 2008

ING Clarion Global Real Estate Income Fund
Supplemental Information ï (unaudited)

Result of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on May 9, 2008. Preferred and common shareholders voted on the election of Trustees. With regard to the election of the following Trustees by preferred and common shareholders of the Fund:

	Number of	Number of
	Shares In	Shares
	Favor	Withheld

T. Ritson Ferguson	90,906,050.213	1,889,642.000

	Number of	Number of
	Shares In	Shares
	Favor	Withheld

Frederick Hammer	90,814,108.213	1,981,584.000

The other Trustees of the Fund whose terms did not expire in 2008 are Asuka Nakahara, Richard L. Sutton, John Bartholdson and Jarrett B. Kling.

Corporate Governance
The Fund’s audit committee charter and nominating committee charter are available on its website at www.ingclarionres.com, and the charters are also available in print to any shareholder who requests it. The Fund submitted its Annual CEO certification for 2008 to the New York Stock Exchange (“NYSE”) on June 9, 2008 stating that the CEO was not aware of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition the Fund had filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Commission’s website at www.sec.gov.

Trustees
The Trustees of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
Name, Address	and Length of		During The Past	Overseen	Held by
and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

Interested Trustees:

T. Ritson Ferguson* 201 King of Prussia Road Radnor, PA 19087 Age: 49	3 years/since inception	Trustee, President and Chief Executive Officer	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. (since 1995).	2	Board member of the Community Coalition of Chester County (since 2005) and board member of ING Business Select Ltd. (UK) (2007-present).

Jarrett B. Kling* 201 King of Prussia Road Radnor, PA 19087 Age: 65	3 years/since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, L.P.	2	Trustee of The Hirtle and Callaghan Trust (1995-present); National Trustee of the Boys and Girls Clubs of America (1997-present); Board of Old Mutual Funds (since 2005); Old Mutual Funds III (2008).

Independent Trustees:

Asuka Nakahara 201 King of Prussia Road Radnor, PA 19087 Age: 52	3 years/since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since July 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since July 1999); Chief Financial Officer of Trammell Crow Co. (January 1, 1996-September 1, 1998); Chief Knowledge Officer of Trammell Crow Co. (September 1, 1998-December 31, 1999).	2	Serves on the Advisory board of the HBS Club of Philadelphia (2000-present); the boards of The Philadelphia Foundation (2004-present), the Children’s Hospital of Philadelphia (2006-present) and Merion Golf Club (2007-present). Former Trustee of Ardmore Presbyterian Church (2002-2004).

Semi-Annual Report ï June 30, 2008 ï 17

ING Clarion Global Real Estate Income Fund ï Supplemental Information continued

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
Name, Address	and Length of		During The Past	Overseen	Held by
and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

Frederick S. Hammer 201 King of Prussia Road Radnor, PA 19087 Age: 72	3 years/since inception	Trustee	Co-Chairman of Inter-Atlantic Group (since 1994) and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC (2002-2003); non-executive.	2	Serves on the Boards of E-Duction, Inc. (2005-present), Avalon Insurance Holdings, Inc. (2006-present), Homeowners Insurance Corp. (2006-present) and Director of US Fiduciary Corp. (2006-present); Trustee of the Madison Square Boys and Girls Club (1978-2006). Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998-2005); Director on the Boards of Tri-Arc Financial Services, Inc. (1989-2004) and Magellan Insurance Co., Ltd. (1989-2004); Director of Medallion Financial Corp. (1999-2002), IKON Office Solutions, Inc. (1986-1999) and VISA International (1978-1989).

Richard L. Sutton 201 King of Prussia Road Radnor, PA 19087 Age: 73	3 years/since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell (2000-present); Partner, Morris, Nichols, Arsht & Tunnel (1966-2000).	2	Trustee of the Unidel Foundation, Inc. (since 2000); Board of Directors of ING Global Real Estate Securities Ltd. (2006-present), Wilmington Country Club (1999-2004), Grand Opera House, Inc., (1976-1992), University of Delaware Library Associates, Inc. (1981-1999), Wilmington Club (1987-2003), American Judicature Society (1995-1999).

John Bartholdson 201 King of Prussia Road Radnor, PA 19087 Age: 64	3 years/3 years	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993-2007).	2	Serves on the Board of Old Mutual Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund (since 2004); Old Mutual Funds III (2008).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Ferguson and Hammer, as Class I Trustees, are expected to stand for re-election at the Trust’s 2011 annual meeting of shareholders; Messrs. Kling and Nakahara, as Class II Trustees, are expected to stand for re-election at the Trust’s 2009 annual meeting of shareholders; Messrs. Sutton and Bartholdson, as Class III Trustees, are expected to stand for re-election at the Trust’s 2010 annual meeting of shareholders.

*	Messrs. Ferguson and Kling are deemed to be interested persons of the Trust as defined in the Investment Company Act of 1940, as amended, due to their positions with the Advisor.

Officers
The Officers of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age		Principal Occupations
and Position(s) Held	Length of	During the Past Five Years
with Registrant	Time Served	and Other Affiliations

Officers:

Jonathan A. Blome 201 King of Prussia Road Radnor, PA 19087 Age: 31 Chief Financial Officer	since 2006	Senior Vice President of ING Clarion Real Estate Securities, L.P. since 2005

William E. Zitelli 201 King of Prussia Road Radnor, PA 19087 Age: 40 Chief Compliance Officer and Secretary	since 2007	Senior Vice President and Chief Compliance Officer of ING Clarion Real Estate Securities, L.P. since 2007

18 ï Semi-Annual Report ï June 30, 2008

ING Clarion Global Real Estate Income Fund ï Supplemental Information continued

Additional Information
Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Q may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semi-Annual Report ï June 30, 2008 ï 19

ING Clarion Global Real Estate Income Fund ï Supplemental Information continued

Board Considerations in Approving the Advisory Agreement
During the period covered by this report, the Trust’s Board of Trustees approved the continuation of the investment management agreement (“Agreement”) between the Advisor and the Trust. Overall, the Board of Trustees concluded that continuation of the investment management agreement was in the best interests of the Trust and consistent with the shareholder expectations. During the course of its deliberations, the Board was informed with respect to publicly available information relating to other closed-end investment companies whose investment objectives and polices are similar to the Trust. In determining to approve the investment management agreement, the Board of Trustees took into account a number of factors, without assigning relative weight to any factor or identifying any factor as determinative but rather based its finding on the specific facts and circumstances of the Trust.

In approving the continuation of the Agreement, the Board of Trustees reviewed the nature, extent and quality of advisory services provided by the Advisor, including the performance achieved by the Advisor for the Trust, the experience of the Advisor’s personnel and the administrative resources devoted by the Advisor to oversight of the Trust’s operations. The Board concluded, particularly in light of the Trust’s strategic focus on providing income to its shareholders and current economic trends and conditions, that both the Trust’s relative performance and administrative and related compliance oversight procedures were satisfactory and supported renewal of the Agreement.

The Board of Trustees also considered the level of compensation and other benefits received by the Advisor as a result of its relationship with the Trust. Based on this review, the Board of Trustees concluded that the advisory fee to which the Advisor is entitled under the Agreement is reasonable and supports renewal of the investment management agreement. During the course of its review, the Board of Trustees also considered information relating to the costs incurred by the Advisor in connection with the provision of services to the Trust and the potential that the Advisor may realize “fall out benefits” as a result of its relationship with the Trust, as well as the fee waiver afforded to the Trusts by the Advisor. The Board of Trustees concluded that, based on the profit levels reported by the Advisor and in light of the specific circumstances of the Trust (including allowance for return on entrepreneurial risk and the continued ability of the Advisor to attract and retain talented employees), the advisory fee paid to the Advisor in accordance with the Agreement has not resulted in profits that are excessive or beyond the range that would have been negotiated at arm’s length. The Board of Trustees did not specifically consider the potential for realization of economies of scale because the Trust is a closed-end vehicle with limited potential for asset growth.

20 ï Semi-Annual Report ï June 30, 2008

ING Clarion Global Real Estate Income Fund
Dividend Reinvestment Plan ï (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 221-1580.

Semi-Annual Report ï June 30, 2008 ï 21

ING Clarion Global Real Estate Income Fund
           Fund Information ï

Board of Trustees
T. Ritson Ferguson
Jarrett B. Kling
Asuka Nakahara
Frederick S. Hammer
Richard L. Sutton
John Bartholdson

Officers
T. Ritson Ferguson
President and
Chief Executive Officer

Jonathan A. Blome
Chief Financial Officer

William E. Zitelli
Chief Compliance Officer and
Secretary

Investment Advisor
ING Clarion Real Estate Securities, L.P.
201 King of Prussia Road
Radnor, PA 19087
888-711-4272
www.ingclarionres.com

Administrator, Custodian and Transfer Agent
The Bank of New York
New York, New York

Preferred Shares – Dividend Paying Agent
The Bank of New York
New York, New York

Legal Counsel
Morgan, Lewis & Bockius, LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
Philadelphia, Pennsylvania

Item 2. Code of Ethics.
Not applicable for semi-annual reporting period.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reporting period.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reporting period.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reporting period.
Item 6. Schedule of Investments.
The schedule is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reporting period.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable for semi-annual reporting period.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.
(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ING Clarion Global Real Estate Income Fund

By:	/s/ T. Ritson Ferguson

Name: T. Ritson Ferguson

Title: President and Chief Executive Officer

Date: September 4, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson

Name: T. Ritson Ferguson

Title: President and Chief Executive Officer

Date: September 4, 2008

By:	/s/ Jonathan A. Blome

Name: Jonathan A. Blome

Title: Treasurer and Chief Financial Officer

Date: September 4, 2008